This is filed pursuant to Rule 497(c).
File Nos. 33-18647 and 811-05398.
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                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                      -ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO
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                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                               SEPTEMBER 28, 2007

         On September 25, 2007, the Board of Directors (the "Directors") of AllianceBernstein International Research Growth Portfolio (the "Portfolio"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP"), approved a proposal for the Portfolio to be acquired by AllianceBernstein International Growth Portfolio ("International"), a series of AVP. In connection with the acquisition, all of the Portfolio's assets will be transferred to International, and shareholders of the Portfolio will receive shares of International in exchange for their shares. The acquisition does not require approval of the Portfolio's shareholders. The Portfolio will mail to shareholders information about the Portfolio's acquisition on or about October 29, 2007. The acquisition is expected to occur late in the last quarter of this year.


This Supplement should be read in conjunction with the Prospectus for the Portfolio (dates appear below).

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein International Research Growth Portfolio: The Prospectus dated May 1, 2007, offering Class A shares and the Prospectus dated May 1, 2007, offering Class B shares.

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